UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2025

American Integrity Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42634	33-2925846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5426 Bay Center Drive, Suite 600 Tampa, Florida	33609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 880-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2025, the Board of Directors of American Integrity Insurance Group, Inc. (the “Company”) appointed Steve W. Biggs as the Company’s chief accounting officer, pursuant to which Mr. Biggs serves as the Company’s principal accounting officer, effective September 22, 2025. Mr. Biggs’s annual base salary is $300,000.

Mr. Biggs, 52, previously served as Division Chief Financial Officer, Vice President of Retail (P&C, Life, Retirement) from 2023 to 2024 and served as Division Chief Financial Officer, Vice President of P&C and Distribution from 2014 to 2020 for Horace Mann Educators Corporation. From 2021 to 2023, Mr. Biggs served as Vice President of Strategy and Business Development at Embark Insurance Company, which is the managerial general agency owned by Altamont Capital Partners, which offers automobile and property insurance. Previously, Mr. Biggs worked at Allstate Insurance Company, CNA Financial and Ernst & Young, LLP in various positions. Mr. Biggs received a Master of Business Administration from Northwestern University, Kellogg School of Management and a Bachelor of Science in Accountancy from Northwestern University.

There are no arrangements or understandings between Mr. Biggs and any other person pursuant to which Mr. Biggs was named chief accounting officer of the Company. Mr. Biggs does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to become a director or executive officer. Mr. Biggs does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTEGRITY INSURANCE GROUP, INC.

Date: September 23, 2025	By:	/s/ Robert Ritchie
	Name:	Robert Ritchie
	Title:	Chief Executive Officer